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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): November 11, 1999


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

         DELAWARE                      1-7882                    94-1692300
         --------                      ------                    ----------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


        One AMD Place,
        P.O. Box 3453
        Sunnyvale, California                                    94088-3453
----------------------------------------                         ----------
(address of principal executive offices)                         (Zip Code)


Registrant's telephone number,
 including area code:                                            (408) 732-2400
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Item 5.   Other Events.
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     On November 11, 1999, Advanced Micro Devices, Inc. announced that it currently expects to achieve revenues of more than $800 million in the current quarter. The Company currently forecasts that its goal of achieving break-even operating results in the current quarter is attainable, barring unforeseen events or disruptions in the supply chain. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.   Financial Statements and Exhibits.
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(c)       Exhibits:

          99.1  Press release dated November 11, 1999.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED MICRO DEVICES, INC.




Date: November 23, 1999            By:  /s/ James Ashby
                                      ----------------------------------
                                      James Ashby
                                      Vice President, Controller

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                                 Exhibit Index
                                 -------------


Exhibit Number      Exhibit
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     99.1           Press release dated November 11, 1999.

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